SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549


                             FORM 8-K

                          CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

                 Date of Report:  August 17, 2000
                (Date of earliest event reported)


                          UAL CORPORATION
        (Exact name of registrant as specified in its charter)


            Delaware           1-6033       36-2675207
(State or other jurisdiction  (Commission   (I.R.S. Employer
    of incorporation)          File Number)  Identification No.)


 1200 Algonquin Road, Elk Grove Township, Illinois       60007
 (Address of principal executive offices)              (Zip Code)


 Registrant's telephone number, including area code: (847) 700-4000


                             Not Applicable
    (Former name or former address, if changed since last report)




ITEM 5.                 OTHER EVENTS.

      UAL Corporation (the "Company") is filing herewith a press release issued by the Company as Exhibit 99.1 which is incorporated herein by reference.



ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.     Description

    99.1        Press Release


                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             UAL CORPORATION



                             By:    /s/ Douglas A. Hacker
                                    =====================
                             Name:  Douglas A. Hacker
                             Title: Executive Vice President
                                    and Chief Financial Officer
                                   (principal financial officer and
                                    principal accounting officer)


 Dated:  August 16, 2000